                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) AUGUST 27, 1996
                                                     (AUGUST 6, 1996)


                        ADVANCED VOICE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                         0-25480                62-1175379
(State or other jurisdiction           (Commission             (IRS Employer
    of incorporation)                  File Number)          Identification No.)


          369 LEXINGTON AVENUE, 14TH FLOOR, NEW YORK, NEW YORK 10017
                   (Address of principal executive office)

                                (212) 885-0752
             (Registrant's telephone number, including area code)


                                Not applicable
         (Former name or former address if changed since last report)

Item I.           Changes in Control of Registrant

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable

Item 3.           Bankruptcy or Receivership

                  Not Applicable

Item 4.           Changes in Registrant's Certified Accountants

                  Not Applicable

Item 5.           Other Events

         The Company has entered into a three-year agreement dated August 6, 1996 (the "Agreement"), with AT&T Corp., pursuant to which the Company will help implement and support AT&T's program to offer voice messaging services to primary and secondary schools across the United States. The Agreement provides, among other things, that the Company will train administrators, teachers and other school personnel to use the voice--messaging service, and that the Company will also provide ongoing technical and education support to the schools that enroll in the Program. Pursuant to the Agreement the Company has granted to AT&T a non-exclusive, non-assignable, perpetual license to certain of its proprietary software and to all written and audio visual materials created by the Company relating to the voice-messaging service. In consideration of the license, AT&T has paid the Company $1,800,000, and has agreed to pay $900,000 to the Company on each of the first, second and, if the Agreement is extended beyond its initial three-year term, third anniversaries of the date of the Agreement. The Agreement also provides that AT&T will make lump sum payments to the Company based on the number of schools enrolled in the service on particular dates, and that AT&T will pay the Company commissions on gross revenues of the service provided that certain enrollment thresholds are met.

         In connection with the Agreement the Company has issued to AT&T a warrant (the "Warrant") to purchase, for a nominal price, that number of shares of the Company that would give AT&T ownership of 40% of the sum of the Company' outstanding shares and the shares underlying the warrant. On the first anniversary of the Agreement, a portion of the Warrant representing a 10% ownership share in the Company will vest and become exercisable. The remainder of the Warrant will vest in increments based on revenues received by the Company, with full vesting contingent on the Company receiving $20,000,000 in revenue. In general, any portion of the Warrant that remains unexercised upon termination of the Agreement will lapse.

Item 6.  Resignation of Registrants' Directors

         Not Applicable

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements

                  (i)    Pro Forma Financial Statements (Unaudited)

                  (ii)   Pro Forma Balance Sheet as of June 30, 1996 (Unaudited)

                  (iii)  Pro Forma Statement of Operations for the Six Months
                           Ended June 30, 1996 (Unaudited)

                  (iv)   Pro Forma Statement of Operations for the Year
                           Ended December 31, 1995 (Unaudited)

                  (v)    Notes to Unaudited Pro Forma Statements

         (b)      Exhibits

                  (i)    Agreement dated August 6, 1996

                  (ii)   Warrant issued to ATT Corp.

Item 8.  Change in Fiscal Year

         Not Applicable

ADVANCED VOICE TECHNOLOGIES, INC.
- --------------------------------------------------------------------------------

PRO FORMA FINANCIAL STATEMENTS [UNAUDITED]
- --------------------------------------------------------------------------------


The following pro forma balance sheet as of June 30, 1996, and the pro forma statements of operations for the six months ended June 30, 1996 and the year ended December 31, 1995 give effect to Advanced Voice Technologies, Inc. [the "Company"] entering into a three-year co-marketing agreement on August 6, 1996 with AT&T to help implement and support AT&T's program to offer voice messaging services to schools across the United States. As part of the agreement, AT&T purchased for $1,800,000 rights to a non-exclusive non-assignable perpetual license to use the Company's software and certain intellectual property rights. The Company received this non-refundable fee on August 7, 1996. As of June 30, 1996, the Company expensed all costs in connection with the negotiation of this agreement. For each year thereafter, AT&T will pay $900,000 per year for a continuation of this license. In addition, the Company will provide program management services to install Homework Hotline to schools designated by AT&T. For each school, AT&T will pay installation fees to the Company plus reimburse the Company for all expenses incurred by the Company in conjunction with the additional revenue to be generated. In addition, subsequent to AT&T realizing revenues from these installations, the Company will also receive a commission fee. The pro formas do not reflect these additional revenues or reimbursable expenses. In conjunction with this agreement, the Company issued a common stock purchase warrant for 2,480,997 shares of the Company's common stock at a purchase price of $.10 per share. It is anticipated that this would give AT&T ownership of 40% of the sum of the Company's outstanding shares and the shares underlying the warrant. On the first anniversary of the agreement, a portion of the warrant representing a 10% ownership share in the Company will vest and become exercisable. The remainder of the warrant will vest in increments based on revenues received by the Company, with full vesting contingent on the Company receiving $20,000,000 in revenue. In general, any portion of the Warrant that remains unexercised upon termination of the agreement will lapse. The Company has estimated the fair value of these warrants to be $12,000,000 and will amortize the deferred marketing cost over the life of the agreement of three years.

The pro forma balance sheet assumes the agreement was consummated on June 30, 1996. The pro forma statements of operations assume that the agreement was consummated at the beginning of the fiscal year presented. The historical statements of operations will reflect the effects of this transaction from the date on which it occurs. The pro forma financial statements are based on the historical financial statements of the Company. These pro forma financial statements may not be indicative of the results that actually would have occurred if the transaction had taken place on the date indicated.

ADVANCED VOICE TECHNOLOGIES, INC.
- --------------------------------------------------------------------------------

PRO FORMA BALANCE SHEET AS OF JUNE 30, 1996.
[UNAUDITED]
- --------------------------------------------------------------------------------

                                                                                 PRO FORMA
                                                                 HISTORICAL     ADJUSTMENTS          PRO FORMA
                                                                 ----------     -----------          ---------
ASSETS:
CURRENT ASSETS:
   Cash                                                        $     (7,600)    $  1,800,000 (A)   $  1,792,400
   Accounts Receivable - Net                                         14,175               --             14,175
   Inventory                                                         11,080               --             11,080
   Prepaid and Other Current Assets                                 102,578               --            102,578
   Miscellaneous Receivables - Related Party                          3,154               --              3,154
                                                               ------------     ------------       ------------

   TOTAL CURRENT ASSETS                                             123,387        1,800,000          1,923,387
                                                               ------------     ------------       ------------

   EQUIPMENT - NET                                                  269,892               --            269,892
                                                               ------------     ------------       ------------

   TRADEMARKS - NET                                                     293               --                293
                                                               ------------     ------------       ------------

OTHER ASSETS:
   Deposits                                                          10,456               --             10,456
   Capitalized Software and Development Costs - Net               1,073,408               --          1,073,408
   Capitalized Promotional Items - Net                              149,488               --            149,488
   Other Assets                                                     176,167               --            176,167
                                                               ------------     ------------       ------------

   TOTAL OTHER ASSETS                                             1,409,519               --          1,409,519
                                                               ------------     ------------       ------------

   TOTAL ASSETS                                                $  1,803,091     $  1,800,000       $  3,603,091
                                                               ============     ============       ============
LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
   Deferred Income                                             $      9,750     $         --       $      9,750
   Accounts Payable                                                 781,821               --            781,821
   Accrued Payroll Taxes                                            150,303               --            150,303
   Accrued Expenses                                                  54,405               --             54,405
   Accrued Expenses - Related Party                                   1,137               --              1,137
   Accrued Consulting Fees                                           90,000               --             90,000
   Loan Payable - Related Party                                     135,000               --            135,000
                                                               ------------     ------------       ------------

   TOTAL CURRENT LIABILITIES                                      1,222,416               --          1,222,416
                                                               ------------     ------------       ------------

COMMITMENTS AND CONTINGENCIES                                            --               --                 --
                                                               ------------     ------------       ------------

STOCKHOLDERS' EQUITY:
   Common Stock                                                         372               --                372

   Additional Paid-in Capital                                    13,514,044       12,000,000 (B)     25,514,044

   Retained Earnings [Deficit]                                  (12,933,741)       1,800,000 (A)    (13,133,741)
                                                                                  (2,000,000)(C)
                                                               ------------     ------------

   Totals                                                           580,675       11,800,000         12,380,675
   Less: Deferred Marketing Costs                                        --      (12,000,000)(B)
                                                                                   2,000,000 (C)    (10,000,000)

   TOTAL STOCKHOLDERS' EQUITY                                       580,675        1,800,000          2,380,675
                                                               ------------     ------------       ------------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $  1,803,091     $  1,800,000       $  3,603,091
                                                               ============     ============       ============

See Notes to Unaudited Pro Forma Financial Statements.

ADVANCED VOICE TECHNOLOGIES, INC.
- --------------------------------------------------------------------------------

PRO FORMA STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1996. [UNAUDITED]
- -------------------------------------------------------------------------------

                                                                HISTORICAL
                                                             SIX MONTHS ENDED     PRO FORMA
                                                              JUNE 30, 1996      ADJUSTMENTS        PRO FORMA
                                                             ----------------    -----------        ---------
SALES - NET                                                    $   244,848     $   1,800,000 (A)   $ 2,044,848

COST OF SALES                                                       70,076                --            70,076
                                                               -----------     -------------       -----------

   GROSS PROFIT                                                    174,772         1,800,000         1,974,772
                                                               -----------     -------------       -----------
OPERATING EXPENSES:
   Selling Expenses                                                452,049                --           452,049
   General and Administrative Expense                              727,286                --           727,286
   Depreciation and Amortization                                    30,568                --            30,568
   Compensation Expense - Issuance of
     Stock and Options                                               3,450                --             3,450
   Marketing Expense - Issuance of Warrants                             --         2,000,000 (C)     2,000,000
   Rent and Other Expenses - Related Party                         104,846                --           104,846
   Research and Development Expense                                  2,975                --             2,975
                                                               -----------     -------------       -----------

   TOTAL OPERATING EXPENSES                                      1,321,174         2,000,000         3,321,174
                                                               -----------     -------------       -----------

   OPERATING [LOSS]                                             (1,146,402)         (200,000)       (1,346,402)
                                                               -----------     -------------       -----------
OTHER INCOME [EXPENSES]:
   Interest Expense                                                 (5,587)               --            (5,587)
   Interest Income                                                   1,125                --             1,125
   Interest Income - Related Party                                   4,846                --             4,846
   Miscellaneous Income [Expense]                                    1,196                --             1,196
                                                               -----------     -------------       -----------

   OTHER [EXPENSE] INCOME - NET                                      1,580                --             1,580
                                                               -----------     -------------       -----------

   NET [LOSS]                                                  $(1,144,822)    $    (200,000)      $(1,344,822)
                                                               ===========     =============       ===========

   NET [LOSS] PER SHARE                                        $      (.31)                        $      (.22)
                                                               ===========                         ===========
   WEIGHTED AVERAGE NUMBER OF SHARES
     OUTSTANDING                                                 3,724,497                           6,205,494
                                                               ===========                         ===========


See Notes to Unaudited Pro Forma Financial Statements.

ADVANCED VOICE TECHNOLOGIES, INC.
- -------------------------------------------------------------------------------

PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995. [UNAUDITED]
- -------------------------------------------------------------------------------



                                                             HISTORICAL
                                                             YEAR ENDED        PRO FORMA
                                                          DECEMBER 31, 1995   ADJUSTMENTS          PRO FORMA
                                                          -----------------   -----------          ---------
SALES - NET                                                 $   651,452       $ 1,800,000  (A)    $ 2,451,452

COST OF SALES                                                   216,294                --             216,294
                                                            -----------       -----------         -----------

   GROSS PROFIT                                                 435,158         1,800,000           2,235,158
                                                            -----------       -----------         -----------
OPERATING EXPENSES:
   Selling Expenses                                           1,110,037                --           1,110,037
   General and Administrative Expense                         1,771,405                --           1,771,405
   Bad Debt Expense                                              12,760                --              12,760
   Depreciation and Amortization                                 33,486                --              33,486
   Compensation Expense - Issuance of
     Stock and Options                                          396,000                --             396,000
   Marketing Expense - Issuance of Warrants                          --         4,000,000  (D)      4,000,000
   Rent and Other Expenses - Related Party                           --                --                  --
   Research and Development Expense                              64,930                --              64,930
                                                            -----------       -----------         -----------

   TOTAL OPERATING EXPENSES                                   3,388,618         4,000,000           7,388,618
                                                            -----------       -----------         -----------

   OPERATING [LOSS]                                          (2,953,460)       (2,200,000)         (5,153,460)
                                                            -----------       -----------         -----------
OTHER INCOME [EXPENSES]:
   Interest Expense                                             117,580                --             117,580
   Interest Income                                              (13,472)               --             (13,472)
   Miscellaneous Income [Expense]                                37,438                --              37,438
                                                            -----------       -----------         -----------

   OTHER [EXPENSE] INCOME - NET                                 141,546                --             141,546
                                                            -----------       -----------         -----------

   NET [LOSS]                                               $(2,811,914)      $(2,200,000)        $(5,011,914)
                                                            ===========       ===========         ===========

   NET [LOSS] PER SHARE                                     $      (.78)                          $      (.83)
                                                            ===========                           ===========
   WEIGHTED AVERAGE NUMBER OF SHARES
     OUTSTANDING                                              3,582,716                             6,063,713
                                                            ===========                           ===========



See Notes to Unaudited Pro Forma Financial Statements.

ADVANCED VOICE TECHNOLOGIES, INC.
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
- -------------------------------------------------------------------------------




(A) To record the receipt of the non-refundable license fee from AT&T for $1,800,000.

(B) To record the granting to AT&T of the warrant to purchase 2,480,997 shares of common stock of the Company valued at $12,000,000 as deferred marketing costs.

(C) To record an estimated average for six months amortization of $2,000,000 for deferred marketing costs.

(D) To record an estimated average for annual amortization of $4,000,000 for deferred marketing costs.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            Advanced Voice Technologies, Inc.




Dated: August 27, 1996                      By:      S/Nancy Shalek
                                                 -------------------------------
                                                     Nancy Shalek, Chairman

                                EXHIBIT INDEX


                  (i)    Agreement dated August 6, 1996

                  (ii)   Warrant issued to ATT Corp.